UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2017

Insight Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
(Address of principal executive offices)		(Zip Code)

(480) 333-3000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On November 6, 2016, Insight Enterprises, Inc., a Delaware corporation (“Insight”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Datalink Corporation, a Minnesota corporation (“Datalink”), and Reef Acquisition Co., a Minnesota corporation and a wholly owned subsidiary of Insight (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will merge with and into Datalink, with Datalink as the surviving corporation and a wholly owned subsidiary of Insight (the “Merger”), and each share of common stock of Datalink, other than those shares owned by Insight and Merger Sub, and any shares seeking appraisal rights, will be converted into the right to receive $11.25 in cash. On January 5, 2017, the shareholders of Datalink approved the Merger and the Merger is expected to close on January 6, 2017, subject to customary closing conditions.

This Form 8-K is being filed to provide the financial statements of Datalink and pro forma financial information set forth under Item 9.01 below.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Datalink as of and for the year ended December 31, 2015 and accompanying notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Datalink as of and for the nine months ended September 30, 2016 and accompanying notes are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of Insight as of September 30, 2016 and for the year ended December 31, 2015 and the nine months ended September 30, 2016, giving effect to the acquisition of Datalink, and related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

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(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated financial statements of Datalink as of and for the year ended December 31, 2015 and accompanying notes

99.2	Unaudited consolidated financial statements of Datalink as of and for the nine months ended September 30, 2016 and accompanying notes

99.3	Unaudited pro forma combined financial statements and related notes

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT ENTERPRISES, INC.

By:	/s/ Glynis A. Bryan
Name:	Glynis A. Bryan
Title:	Chief Financial Officer

Date: January 5, 2017

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EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated financial statements of Datalink as of and for the year ended December 31, 2015 and accompanying notes

99.2	Unaudited consolidated financial statements of Datalink as of and for the nine months ended September 30, 2016 and accompanying notes

99.3	Unaudited pro forma combined financial statements and related notes

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